Finance Receivables - Finance Receivables Due for Payment (Detail) - EUR (€) € in Millions	Dec. 31, 2018	Dec. 31, 2017	[1]
Receivables [Abstract]
2019	€ 613.3
2020	250.6
2021	7.2
2022	22.6
2023	0.0
Thereafter	0.0
Finance receivables, gross	€ 893.7	€ 225.1

[1]	1.As of January 1, 2018, ASML has adopted the new Revenue Recognition Standard (ASC 606) and Lease Standard (ASC 842). The comparative numbers have been adjusted to reflect these changes in accounting policies, see Note 1 General information / summary of significant accounting policies.